Exhibit 99.1

Parks! America, Inc.

Reports Fiscal Year 2024 Financial Results

Management to host conference call on Monday, December 16, 2024, at 4:30 PM ET

PINE MOUNTAIN, Georgia, December 13, 2024 — Parks! America, Inc. (OTCPink: PRKA), today announced its financial results for fiscal year 2024 ended September 29, 2024. The summary information in this press release should not be used as the sole basis for making investment decisions. We encourage shareholders to read our complete Annual Report on Form 10-K, which has been posted on the Company's website animalsafari.com/investor-relations, for a complete view of the Company and its results.

Fiscal Year 2024 Segment Financial Results

The Company manages its operations on an individual location basis. Financial information regarding each of the Company’s reportable segments are summarized in the tables below.

	For the three months ended		For the year ended
	September 29, 2024	October 1, 2023	September 29, 2024	October 1, 2023
Total revenues:
Georgia	$1,471,131	$1,770,394	$5,960,259	$5,873,526
Missouri	718,543	631,285	2,036,280	1,692,765
Texas	418,017	451,593	1,915,721	1,873,957
Consolidated	$2,607,691	$2,853,272	$9,912,260	$9,440,248

Income (loss) before income taxes:
Georgia	$570,862	$689,362	$2,294,879	$2,054,001
Missouri	290,333	227,281	457,219	257,379
Texas	(29,216)	8,349	72,921	27,577
Segment EBITDA	831,979	924,992	2,825,019	2,338,957
Corporate expenses	(300,274)	(269,691)	(1,211,764)	(1,198,652)
Depreciation and amortization	199,319	235,702	871,967	884,459
Loss on asset disposals, net	26,980	286,562	62,734	317,146
Contested proxy and related matters, net	2,988	-	2,040,810	-
Tornado expenses and write-offs, net	-	5,359	(53,755)	368,955
Legal settlement	-	-	75,000	-
Other income, net	31,623	15,522	132,948	80,230
Interest expense	(81,729)	(52,657)	(229,244)	(222,396)
Consolidated	$252,312	$90,543	$(1,479,797)	$(572,421)

			For the year ended
			September 29, 2024	October 1, 2023
Depreciation and amortization:
Georgia			$357,522	$324,252
Missouri			231,734	275,533
Texas			281,055	283,020
Corporate			1,656	1,654
Consolidated			$871,967	$884,459

Capital expenditures:
Georgia			$593,515	$1,208,762
Missouri			100,428	134,987
Texas			213,012	214,095
Consolidated			$906,955	$1,557,844

	As of
	September 29, 2024	October 1, 2023
Total assets:
Georgia	$7,520,918	$8,519,619
Missouri	3,399,324	3,335,794
Texas	7,812,661	7,698,400
Corporate	461,168	541,910
Consolidated	$19,194,071	$20,095,723

Total cash & short-term investments:
Georgia	$1,800,623	$3,047,188
Missouri	870,918	671,423
Texas	570,122	312,563
Corporate	82,705	67,213
Consolidated	$3,324,368	$4,098,387

Asset less cash & short-term investments:
Georgia	$5,720,295	$5,472,431
Missouri	2,528,406	2,664,371
Texas	7,242,539	7,385,837
Corporate	378,463	474,697
Consolidated	$15,869,703	$15,997,336

Conference Call and Webcast Details

The Company will host a conference call to review its fiscal year 2024 results on Monday, December 16, 2024, at 4:30 pm ET. The conference call will be webcast and can be accessed on the Company’s website, animalsafari.com/investor-relations.

All participants on the conference call will be invited to ask a question. You may also email your question to ralph@parksamerica.com prior to the call. A transcript of the call will be available on the Company’s website.

About Parks! America, Inc.

Parks! America, Inc. (OTCPink: PRKA), through our wholly owned subsidiaries, owns and operates three regional safari parks and is in the business of acquiring, developing and operating local and regional entertainment assets in the United States.

Additional information, including our Annual Report on Form 10-K for the fiscal year ended September 29, 2024, is available on the Company’s website, animalsafari.com/investor-relations.

Cautionary Note Regarding Forward Looking Statements

This news release may contain “forward-looking statements” within the meaning of U.S. securities laws. Forward-looking statements include statements concerning our future plans, business strategy, liquidity, capital expenditures, sources of revenue and other similar statements that are not historical in nature. You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this news release and speak only as of the date hereof. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results to differ significantly from those expressed or implied by such forward-looking statements. Readers are advised to consider the factors listed under the heading “Risk Factors” and the other information contained in the Company’s Annual Report on Form 10-K and other reports filed from time to time with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Ralph Molina

Head of Investor Relations and Corporate Strategy

(706) 940-2209